FIRST AMENDMENT TO
                 STANDARD COMMERCIAL-INDUSTRIAL TRIPLE NET LEASE


     This First Amendment to Standard Commercial-Industrial Triple Net Lease ("First Amendment") is made between Holualoa Peoria Avenue Industrial, LLC, an Arizona limited liability company ("Lessor"), and Titan Motorcycle Co. of America, Inc., a Nevada corporation ("Lessee") with respect to the following recitals:

                                    RECITALS

     A. Lessor and Lessee entered into that certain Standard Commercial-Industrial Triple Net Lease, dated December 16, 1996 (the "Lease") for certain premises located at 2222 West Peoria Avenue, Suites B, C, D and E, Phoenix, Arizona (the "Premises").

     B. On August 7, 1997, Lessor and Lessee entered into a separate Standard Commercial-Industrial Triple Net Lease (the "Expansion Lease") for certain premises located at 2222 West Peoria Avenue, Suite A, Phoenix, Arizona (the "Expansion Premises").

     C. Lessor and Lessee wish to amend the Lease as set forth below.

                                    AGREEMENT

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee agree as follows:

     1. INCORPORATION OF RECITALS. The foregoing recitals are affirmed by the parties as true and correct and are incorporated hereby by this reference.

     2. TERM. The Lease is amended by extending the Term for a twenty-four month period to end on March 31, 2004 (the "Extension Period").

     3. MONTHLY BASE RENT. The monthly base rental shall be as specified in the Lease except that the monthly base rental for the Extension Period shall be Twenty Thousand Nine Hundred Six and no/100 Dollars ($20,906.00) triple net.

     4. DEFAULT. Any default by Lessee under the Expansion Lease shall constitute a material default and breach of the Lease by Lessee.

     5. FULL FORCE AND EFFECT. Except as expressly amended hereby, the Lease shall remain in full force and effect.

Dated: August 7, 1997.

LESSOR:                                 LESSEE:

Holualoa Peoria Avenue Industrial,      Titan Motorcycle Co. of America, Inc.,
LLC, an Arizona limited liability       a Nevada corporation company


By:  Holualoa Arizona, Inc.,            By: /s/ Francis S. Keery
     an Arizona corporation                 ------------------------------------
Its: Manager                            Name: Francis S. Keery
                                              ----------------------------------
                                        Its: CEO
                                             -----------------------------------
                                        Date: 8/7/97
                                              ----------------------------------


By: /s/ Sandra M. Alter
    ----------------------------------
Name: Sandra M. Alter
      --------------------------------
Its: Authorized Agent
     ---------------------------------
Date: 8/7/97
      --------------------------------

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